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                         CESSION OF SHAREHOLDER'S LOAN

                            MEMORANDUM OF AGREEMENT

                              entered into between

                           RANDGOLD RESOURCES LIMITED

                       (hereinafter called "the cedent")

                                      and

                       ANGLOGOLD MORILA HOLDINGS LIMITED

                     (hereinafter called "the cessionary")

WHEREAS the cedent has sold 50% of the entire issued share capital of Randgold Resources (Morila) Limited ("(Morila) Limited") together with 50% of the total amount owing by Societe des Mines de Morila S.A. ("Morila S.A.") to the cessionary ("the Shareholders' Loan") in terms of a Sale of Shares agreement dated 29 May 2000;

AND WHEREAS the cessionary has undertaken to pay the purchase price upon the cedent fulfilling undertakings made by it in terms of the Sale of Shares agreement;

AND WHEREAS the cedent, (Morila) Limited, and Morila S.A. entered into a loan agreement in respect of monies lent by the cedent to Morila S.A. and which monies are the subject of the Shareholders Loan, on 21 December 1999.

NOW THEREFORE IT IS AGREED as follows:

1.     CESSION

       The cedent hereby cedes, transfers and makes over to the cessionary its right, title and interest in and to the Shareholders' Loan as at the date hereof.

2.     ACCEPTANCE

       The cessionary hereby accepts the said cession.

SIGNED at Johannesburg on this 3rd day of July 2000.

Witnesses

1.  /s/ [ILLEGIBLE]
    _________________________

2.  /s/ [ILLEGIBLE]                                 /s/ [ILLEGIBLE]
    _________________________                       ____________________________
    (Signatures of witnesses)                        RANDGOLD RESOURCES LIMITED

SIGNED at Johannesburg on this 3rd day of July 2000.

Witnesses:

1.  /s/ [ILLEGIBLE]
    _________________________

2.  /s/ [ILLEGIBLE]                                 /s/ [ILLEGIBLE]
    _________________________                       ____________________________
    (Signatures of witnesses)                        ANGLOGOLD MORILA HOLDINGS
                                                               LIMITED